Income Taxes - Summary Of Income Tax Effects Of Temporary Differences Between The Book Value And Tax Basis Of Assets And Liabilities (Detail) - STUDIO BUSINESS OF LIONS GATE ENTERTAINMENT CORP [Member] - USD ($)
$ in Millions
	Mar. 31, 2023	Mar. 31, 2022
Deferred tax assets:
Net operating losses	$ 94.1	$ 103.0
Foreign tax credits	7.2	3.8
Accrued compensation	50.7	45.5
Operating leases- liabilities	24.4	26.5
Other assets	14.5	34.6
Reserves	8.0	10.7
Interest	21.8	0.0
Total deferred tax assets	220.7	224.1
Valuation allowance	(152.2)	(184.6)
Deferred tax assets, net of valuation allowance	68.5	39.5
Deferred tax liabilities:
Intangible assets	(8.0)	(7.7)
Investment in film and television programs	(3.6)	(3.5)
Unrealized gains on derivative contracts	(33.5)	(11.4)
Operating leases—assets	(21.9)	(23.9)
Other	(19.6)	(9.4)
Total deferred tax liabilities	(86.6)	(55.9)
Net deferred tax liabilities	$ (18.1)	$ (16.4)